Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Jeff Noble, Chairman of the Board and President of Eagle Life Insurance Company, an Iowa stock life insurance company, do hereby appoint Debra J. Richardson, John M. Matovina and Wendy L. Carlson, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of the Falcon Gold Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2009.

/s/ David Jeff Noble
David Jeff Noble
Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Debra Jane Richardson, Secretary and Director of Eagle Life Insurance Company, an Iowa stock life insurance company, do hereby appoint John M. Matovina and Wendy L. Carlson, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of the Falcon Gold Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2009.

/s/ Debra Jane Richardson
Debra Jane Richardson
Secretary and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John Michael Matovina, Treasurer and Director of Eagle Life Insurance Company, an Iowa stock life insurance company, do hereby appoint Debra J. Richardson and Wendy L. Carlson, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of the Falcon Gold Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2009.

/s/ John Michael Matovina
John Michael Matovina
Treasurer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy Lee Carlson, Director of Eagle Life Insurance Company, an Iowa stock life insurance company, do hereby appoint Debra J. Richardson and John M. Matovina, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of the Falcon Gold Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2009.

/s/ Wendy Lee Carlson
Wendy Lee Carlson
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James Michael Gerlach, Director of Eagle Life Insurance Company, an Iowa stock life insurance company, do hereby appoint Debra J. Richardson, John M. Matovina and Wendy L. Carlson, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of the Falcon Gold Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2009.

/s/ James Michael Gerlach
James Michael Gerlach
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Ted Morris Johnson, Controller of Eagle Life Insurance Company, an Iowa stock life insurance company, do hereby appoint Debra J. Richardson, John M. Matovina and Wendy L. Carlson, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of the Falcon Gold Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2009.

/s/ Ted Morris Johnson
Ted Morris Johnson
Controller